CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of October 18, 2013

Portfolio Series of the Trust

FUND

WisdomTree Total Dividend Fund

WisdomTree Equity Income Fund

WisdomTree DEFA Fund

WisdomTree DEFA Equity Income Fund

WisdomTree Asia-Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Global Equity Income Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-US Growth Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-US Utilities Fund

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree Global ex-US Real Estate Fund (formerly, WisdomTree International Real Estate Fund)

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of October 18, 2013

Portfolio Series of the Trust

FUND

WisdomTree India Earnings Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Emerging Currency Fund

WisdomTree Euro Debt Fund (formerly, WisdomTree Dreyfus Euro Fund)

WisdomTree Brazilian Real Fund

WisdomTree Chinese Yuan Fund

WisdomTree Indian Rupee Fund

WisdomTree Australia & New Zealand Debt Fund (formerly, WisdomTree Dreyfus New Zealand Dollar Fund)

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Commodity Currency Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Asia Local Debt

WisdomTree Global Real Return

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree China Dividend ex-Financials Fund

WisdomTree Global Corporate Bond Fund

WisdomTree U.S. Dividend Growth Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree U.S. SmallCap Dividend Growth Fund

WisdomTree Emerging Markets SmallCap Dividend Growth Fund

WisdomTree Emerging Markets Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree Korea Hedged Equity Fund

WisdomTree Trust	WisdomTree Asset
Management, Inc.

Signature	Signature

Jonathan Steinberg President	Amit Muni Chief Financial Officer

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